Exhibit 10.16
EQUITY RAISE ACCOUNT SECURITY AGREEMENT
     EQUITY RAISE ACCOUNT SECURITY AGREEMENT, dated as of October 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”), made by WELLS TIMBERLAND REIT, INC. a Maryland corporation (the “Grantor”), in favor of COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for each of the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein to have the meanings provided for in Article I).
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among Timberlands II, LLC, a Delaware limited liability company, Wells Timberland Acquisition, LLC, a Delaware limited liability company (each a “Borrower” and collectively, the “Borrowers”), the various lending institutions as are, or may from time to time become, parties thereto (collectively, the “Lenders”), and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrowers;
     WHEREAS, as a condition precedent to the occurrence of the Funding Date, the Grantor is required to execute and deliver this Agreement; and
     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrowers pursuant to the Credit Agreement, the Grantor agrees, with the Administrative Agent for its benefit and the benefit of the other of the Lenders, as follows:
ARTICLE I
DEFINITIONS
     The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
     “Administrative Agent” is defined in the preamble.
     “Agreement” is defined in the preamble.
     “Borrower” and “Borrowers” is defined in the first recital.
     “Collateral” is defined in Section 2.1.
     “Credit Agreement” is defined in the first recital.
     “Grantor” is defined in the preamble.

     “Lenders” is defined in the first recital.
     “Proceeds” has the meaning provided for in the U.C.C. and includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority, (c) any recoveries by the Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral, and (d) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of the Collateral.
     “Secured Obligations” is defined in Section 2.2.
     “U.C.C.” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, by reason of applicable Law, the validity or perfection or the effect of validity or perfection or non-perfection or the priority of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then as to such matters “U.C.C.” shall mean the Uniform Commercial Code as in effect in such other jurisdiction.
     SECTION 1.1. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
     SECTION 1.2. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. (including the term Control) are used in this Agreement, including its preamble and recitals, with such meanings.
ARTICLE II
SECURITY INTEREST
     SECTION 2.1. Grant of Security Interest. The Grantor hereby pledges, hypothecates, collaterally assigns, charges, mortgages and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each of the Lender Parties, a security interest in, all of its right, title and interest in and to the following, whether now or hereafter existing or acquired (collectively, the “Collateral”):
          (a) the Equity Raise Account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in the Equity Raise Account, including, without limitation, all deposits or wire transfers made to the Equity Raise Account;
          (b) any and all amounts on deposit in the Equity Raise Account that are invested in Cash Equivalent Investments;

          (c) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and
          (d) all Proceeds of any and all of the foregoing Collateral.
     SECTION 2.2. Security for Obligations. This Agreement secures the prompt payment in full in cash of all Obligations, including all amounts payable by the Borrowers and each other Loan Party under or in connection with the Credit Agreement, the Notes and each other Loan Document, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the “Secured Obligations”).
     SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full in cash of all Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and the irrevocable termination of all the Commitments, at which time the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor.
     SECTION 2.4. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:
          (a) any lack of validity, legality or enforceability of any Loan Document;
          (b) the failure of any Lender Party:
               (i) to assert any claim or demand or to enforce any right or remedy against the Grantor, any other Loan Party or any other Person under the provisions of any Loan Document or otherwise; or
               (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligation of the Grantor or of any other Loan Party;
          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation, including any increase in the Secured Obligations resulting from the extension of additional credit to the Grantor or any other Loan Party or otherwise;
          (d) any reduction, limitation, impairment or termination of any Secured Obligation of the Grantor or of any other Loan Party for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligation of the Grantor or of any other Loan Party or otherwise;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;
          (f) any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or
          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Grantor, any other Loan Party, any surety or any guarantor or otherwise, including as a result of any proceeding of the nature referred to in Section 8.1.8 of the Credit Agreement.
     SECTION 2.5. Grantor Remains Liable. Anything herein to the contrary notwithstanding:
          (a) the Grantor shall remain liable under the contracts and agreements related to the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;
          (b) the Grantor will comply in all material respects with all material Laws relating to the ownership and operation of the Collateral, and shall pay when due all taxes, fees and assessments imposed on or with respect to the Collateral, except to the extent the validity thereof is (A) being diligently contested in good faith by appropriate proceedings which (i) suspend the collection thereof and any Lien therefrom and (ii) for which adequate reserves in accordance with GAAP have been set aside by the Grantor, and (B) could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and
          (c) neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     SECTION 2.6. Waiver of Subrogation. The Grantor hereby irrevocably waives to the extent permitted by applicable Law and until such time as the Secured Obligations shall have been paid in full in cash (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent) and all the Commitments have irrevocably terminated, any claim or other rights which it may now or hereafter acquire against the Borrowers or any other Loan Party that arises from the existence, payment, performance or enforcement of the Grantor’s obligations under this Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, and any right to participate in any claim or remedy of any Lender Party against the Borrowers or any other Loan Party or any collateral which any Lender Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract or Law. If any amount shall be paid to the Grantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Grantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied against the Secured Obligations, whether matured or unmatured. The Grantor acknowledges that it will receive direct and indirect benefits for the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     The Grantor represents and warrants unto each Lender Party, as of the date it becomes a party to this Agreement, as set forth in this Article.
     SECTION 3.1. Location of Grantor. The Grantor is a Maryland corporation and its organizational identification number is D01954436.
     SECTION 3.2. Ownership, No Liens, etc. The Grantor owns the Collateral free and clear of any Lien, except for the first priority security interest in favor of the Subordinated Administrated Agent and the second priority security interest created by this Agreement.
     SECTION 3.3. Valid Security Interest. Upon execution of a control agreement establishing the Administrative Agent’s Control with respect to the Equity Raise Account, the security interest granted pursuant to this Agreement creates a valid, second priority perfected security interest in the Equity Raise Account and other Collateral, subject to no other Liens other than the first priority security interest in favor of the Subordinated Administrative Agent, securing the payment of the Secured Obligations.
     SECTION 3.4. Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either for (a) the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Agreement by the Grantor or (b) the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder (other than the taking of those actions referred to in Section 3.1).
     SECTION 3.5. Due Execution, Validity, Etc. The Grantor has full corporate power and authority, and holds all requisite licenses, permits and other approvals of Governmental Authorities, to enter into and perform its obligations under this Agreement. The execution, delivery and performance by the Grantor of this Agreement does not contravene or result in a default under the Grantor’s Organizational Documents or contravene or result in a default under any contractual restriction, Lien or Law binding on the Grantor. This Agreement has been duly authorized by the Grantor, has been duly executed and delivered on behalf of the Grantor and constitutes the legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the rights of creditors generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

ARTICLE IV
COVENANTS
     The Grantor covenants and agrees that, until all the Secured Obligations have been paid in full in cash and all the Commitments have been irrevocably terminated, the Grantor will, perform the obligations set forth in this Section.
     SECTION 4.1. Control. The Grantor will take any and all actions necessary to (a) cause the Administrative Agent to obtain exclusive Control of the Collateral in a manner acceptable to the Administrative Agent and (b) obtain from Persons holding any of the Collateral written confirmation of the Administrative Agent’s Control over the Collateral upon terms and conditions acceptable to the Administrative Agent (the foregoing Control over the Collateral in favor of the Administrative Agent being subject to the first priority security interest and exercise of Control of the Subordinated Administrative Agent therein).
     SECTION 4.2. Transfers and Other Liens. The Grantor shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement, or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest created by this Agreement and the first priority security interest in favor of the Subordinated Administrative Agent.
     SECTION 4.3. Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will:
          (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;
          (b) furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail;
          (c) if requested by the Administrative Agent, execute and deliver confirmatory written instruments, and obtain any consents, waivers or agreements, as may be necessary, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby, but the Grantor’s failure to do so shall not affect or limit the security interest granted hereby or the Administrative Agent’s other rights in and to the Collateral.

     With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to Authenticate and to file one or more U.C.C. financing or continuation statements for the purpose of perfecting, confining, continuing, enforcing or protecting the security interest granted by the Grantor, without the signature of the Grantor, and naming the Grantor as debtor and the Administrative Agent as secured party. A carbon, photographic, telecopied or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law.
     SECTION 4.4. Additional Covenants. The Grantor agrees that, until all the Secured Obligations have been paid in full in cash on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and all Commitments shall have irrevocably terminated, it will comply with all the terms and provisions of the Credit Agreement and the other Loan Documents that are applicable to it. In addition, the Grantor agrees to comply with all the terms contained in Article IX of the Subordinated Credit Agreement and agrees that, subject to the terms of the Subordinated Intercreditor Agreement, the Administrative Agent may enforce the same directly against the Grantor.
     SECTION 4.5. Termination of Certain Existing Arrangement. The Grantor agrees that it will close Account Number 003283068346 at Bank of America as soon as practicable after the date hereof, and cause all amounts remaining in such account after withdrawals on the date hereof in connection with the consummation of the Transaction, or any amounts deposited in such account on and after the date hereof, to be transferred to the Equity Raise Account. On and after the date hereof, the Grantor will cause all proceeds received from investors in the Grantor with respect to accepted or cleared investments in the Grantor to be deposited in the Equity Raise Account.
ARTICLE V
THE ADMINISTRATIVE AGENT
     SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take, upon the occurrence and during the continuance of any Event of Default, any and all actions and execute any and all documents and instruments that may, in the judgment of the Administrative Agent, be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, after the occurrence and during the continuance of any Event of Default the Grantor hereby gives the Administrative Agent, subject to the terms of the Intercreditor Agreement, the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any or all of the following:
          (a) take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or in respect of any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under or in respect of any Collateral whenever payable;
          (b) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;
          (c) execute, in connection with any sale or other disposition provided for in Section 6.1, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
          (d) (i) direct any Person liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and give receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (iv) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (v) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (iv) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and the Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Lender Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.
The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.
     SECTION 5.2. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor.
     SECTION 5.3. Access and Examination. In order to give effect to the intent of this Agreement the Administrative Agent may at all reasonable times upon reasonable advance notice (if no Default or an Event of Default has occurred and is continuing) have access to, examine, audit, make extracts from and inspect the Grantor’s records, files and books of account and the Collateral, and may discuss the Grantor’s affairs with the Grantor’s officers and management, in each case to the extent reasonably necessary in order to monitor compliance by the Grantor with its obligations under this Agreement and the other Loan Documents. The Grantor will deliver to the Administrative Agent promptly following its request therefor any instrument necessary for the Administrative Agent to obtain records from any service bureau maintaining records for the Grantor. The Administrative Agent may, at expense of the Grantor, use the Grantor’s personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing the security interest granted hereunder.
     SECTION 5.4. Administrative Agent Has No Duty. (a) The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the U.C.C. or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so, nor shall any such Person be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof (including the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral). Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any loss, damages, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise, except in respect of any damages attributable solely to any such Person’s own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.
          (b) The Grantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Administrative Agent to take any steps to perfect the security interest granted hereunder or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release the Grantor from any of its Obligations.
ARTICLE VI
REMEDIES
     SECTION 6.1. Remedies. If any Event of Default shall have occurred and be continuing, subject to the terms of the Intercreditor Agreement:
          (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it (including, without limitation, as provided in Section 5.1), all the rights and remedies of a secured party on default under the U.C.C. including notifying any or all depository institutions with which any Collateral is maintained to remit the same to the Administrative Agent, for application to the Secured Obligations as provided herein.
          (b) Without limiting clause (a), the Administrative Agent may exercise any and all rights and remedies of the Grantor under or in connection with the Collateral, including the right to sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Grantor for the Obligations or under this Agreement or any other Loan Document and the Assigned Agreements or otherwise in respect of the Collateral, including any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.
     SECTION 6.2. Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held, to the extent permitted under applicable Law, by the Administrative Agent as additional collateral security for all or any part of the Secured Obligations, and/or then or at any time thereafter shall be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.3 of the Credit Agreement and Section 6.3) in whole or in part by the Administrative Agent for the ratable benefit of the Lender Parties against all or any part of the Secured Obligations in accordance with Section 8.6 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full in cash of all the Secured Obligations (on terms and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent), and the irrevocable termination of all the Commitments, shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.
     SECTION 6.3. Indemnity and Expenses. The Grantor agrees to indemnify and hold harmless the Administrative Agent and its directors, officers, employees, agents, Affiliates and their Related Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from any such Person’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. The Grantor will promptly following demand pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent actually incurs in connection with (a) the administration of this Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Administrative Agent or the other Lender Parties hereunder or (d) the failure by the Grantor to perform or observe any of the provisions hereof.
ARTICLE VII
MISCELLANEOUS PROVISIONS
     SECTION 7.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Section 1.3 and Article XI thereof.

     SECTION 7.2. Amendments, etc.; Successors and Assigns. (a) (a) No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall be effective unless the same shall be in writing and signed by the Administrative Agent and the percentage of the Lenders as required by Section 11.1 of the Credit Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.
          (b) This Agreement shall be binding upon the Grantor and its successors, transferees and assignees, and shall inure to the benefit of and be enforceable by the Administrative Agent and each other Lender Party and their respective successors and assigns; provided, however, that no Grantor may assign its obligations hereunder without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing, any Lender may assign or otherwise transfer (in whole or in part) any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Agreement) or otherwise, subject, however, to the provisions of Section 10.10 of the Credit Agreement.
     SECTION 7.3. Protection of Collateral. The Administrative Agent may from time to time, at its option and at the expense of the Grantor, perform any act which the Grantor agrees hereunder to perform and which the Grantor shall fail to perform after being requested to so perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default), and the Administrative Agent may from time to time take any other action which the Administrative Agent deems necessary or appropriate for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.
     SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be made as provided in, and subject to the terms of, Section 11.2 of the Credit Agreement. All notices to the Grantor shall be sent care of the Borrowers at its address set forth in the Credit Agreement and all notices to the Administrative Agent shall be sent as provided in the Credit Agreement.
     SECTION 7.5. Section Captions. Section captions used in this Agreement are for convenience of reference only, and shall not affect the construction of this Agreement.
     SECTION 7.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 7.7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 7.8. Waivers. The Grantor hereby waives any right, to the extent permitted by applicable Law, to receive prior notice of a judicial or other hearing with respect to any action or prejudgment remedy or proceeding by the Administrative Agent to take possession, exercise control over or dispose of any item of Collateral, where such action is permitted under the terms of this Agreement or any other Loan Document or by applicable Law, or of the time, place or terms of sale in connection with the exercise of the Administrative Agent’s rights hereunder. The Grantor waives, to the extent permitted by applicable Law, any bonds, security or sureties required by the Administrative Agent with respect to any of the Collateral. Without limiting the foregoing, the Grantor agrees that it will not invoke, claim or assert any benefit of applicable Law, or take or attempt to take any action that could reasonably be expected to have the effect of delaying, impeding or preventing the Administrative Agent from exercising any of its rights or remedies with respect to the Collateral as herein provided. The Grantor also consents that the Administrative Agent, in connection with the enforcement of the Administrative Agent’s rights and remedies under this Agreement, may enter upon any premises owned by or leased to it without obligations to pay rent or for use and occupancy, through self-help, without judicial process and without having first obtained an order of any court.
     SECTION 7.9. Governing Law, Entire Agreement, etc. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
     SECTION 7.10. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF, ANY LENDER PARTY OR THE GRANTOR SHALL BE BROUGHT AND MAINTAINED IN THE FEDERAL AND STATE COURTS LOCATED IN THE BOROUGH OF MANHATTAN OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTOR AND LENDER PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER

MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.
     SECTION 7.11. Waiver of Jury Trial. EACH LENDER PARTY AND GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER PARTY OR THE GRANTOR. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT ENTERING INTO THIS AGREEMENT.
     SECTION 7.12. Waiver of Certain Claims. TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO GRANTOR SHALL ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST EACH LENDER PARTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY INSTRUMENT CONTEMPLATED HEREBY.
     SECTION 7.13. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
     SECTION 7.14. Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE TERMS OF THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE ADMINISTRATIVE AGENT OR ANY LENDER HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 9, 2007 (AS AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG THE ADMINISTRATIVE AGENT, WACHOVIA BANK, NATIONAL ASSOCIATION, AS SUBORDINATED ADMINISTRATIVE AGENT, AND THE LOAN PARTIES. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND

THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date and year first above written.

WELLS TIMBERLAND REIT, INC.

By:	/s/ Randall D. Fretz

Name: Randall D. Fretz
Title: Senior Vice President
ACKNOWLEDGED AND ACCEPTED:
COBANK, ACB, as Administrative Agent

By:	/s/ Michael Tousignant

Name: Michael Tousignant
Title: VP
Wells REIT Security Agreement
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